Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 of GBS, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Spiro Sakiris, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and
●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2021

By:	/s/ Spiro Sakiris
Spiro Sakiris
Chief Financial and Accounting Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to GBS, Inc. and will be retained by GBS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.